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EXHIBIT 10.8
                              MIKE'S ORIGINAL, INC.


                                 PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL
(i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAW OR (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH NOTE MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.


$2,500                                                     ___________, 1996
Note No. 96M-1


     FOR VALUE RECEIVED, Mike's Original, Inc., a Delaware corporation (the "Company"), with its principal office at 131 Jericho Turnpike, Jericho, New York 11753 promises to pay to __________________ residing at ________________________________________ (the "Holder"),the principal amount of
__________________________  ($_______),  in such coin or  currency of the United
States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest on the unpaid balance of said principal amount from time to time outstanding at the rate of twelve (12%) percent per annum from the date hereof until the Maturity Date (as defined below). Payment of principal shall be made on the earlier of (i) thirteen (13) months from the date hereof, or (ii) such date as shall be determined pursuant to the provisions of Sections 3.1, 3.2 or 3.3 of this Note (the earlier of such dates set forth in or referred to in clauses (i) and (ii) of this sentence is herein referred to as the "Maturity Date"). Payment of interest accrued on the unpaid principal balance hereof shall be made on the Maturity Date and thereafter shall be payable monthly, if applicable. Payments of principal and interest are to be made at the address of the Holder designated above or at such other place as the Holder shall have notified the Company in writing at least five days before such payment is due.

     This Note is issued pursuant to a Subscription Agreement between the Company and the Holder and is entitled to all the benefits, and is subject to all the limitations, set forth therein, provided, that reference herein to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein. The Company covenants that the proceeds of this Note will be used only for the purposes described in the Subscription Agreement.

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     1.   Events of Default.

         (a) Upon the occurrence of any of the following events (each an "Event of Default", and collectively the "Events of Default"):

              (i) the Company shall fail to make a payment of the principal or of interest on this Note within five (5) days after such payment is due;

              (ii) (1) the Company shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (2) the Company shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (3) the Company applies for, or consents or acquiesces to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (4) the Company makes a general assignment for the benefit of creditors;

              (iii) (1) the commencement of any proceedings or the taking of any other action against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, readjustment of debt or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for forty-five (45) days undismissed, unbonded or undischarged; or (2) the appointment of a receiver, conservator, trustee or similar officer for the Company or for all or substantially all of its property and the continuance of any of such events for forty-five (45) days undismissed, unbonded or undischarged; or (3) the issuance of a warrant of attachment, execution or similar process against substantially all of the property of the Company and the continuance of such event for forty-five (45) days undismissed, unbonded and undischarged;

              (iv) the Company shall fail to perform any obligation of the Company contained in the Subscription Agreement relating to the offering  of the Notes  (as  defined  below)  and such  failure  is not remedied within twenty (20) days after the occurrence thereof, which failure shall have the effect more fully set forth in Section 3.3 hereof, to the extent applicable, or there shall have occurred any breach of a representation or warranty of the Company set forth in the Subscription Agreement which breach shall have the effect more fully set forth in Section 3.3 hereof;

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              (v) the Company shall fail to comply with any of its obligations under this Note (including without limitation those incorporated by reference herein);

              (vi) the Company shall (a)(i) fail to pay any indebtedness for borrowed money (other than as evidenced by this Note) owing by it to the Holder of any promissory note (the "Notes") issued by the Company as part of the private placement of the Company's securities (comprised of units of notes and shares of Common Stock) contemplated by the Private Placement Memorandum dated June ___, 1996 when due, whether such indebtedness shall become due by scheduled maturity, required prepayment, acceleration or otherwise, (ii) fails to pay any other indebtedness in excess of $100,000 existing at the date hereof or created at any time prior to the Maturity Date, when due, whether such indebtedness shall become due by scheduled maturity, required prepayment, acceleration or otherwise, or (iii) any "event of default" (as defined in any such promissory note or other instrument of indebtedness) has occurred; or

              (iv) a final judgment or judgments for the payment of money in excess of $100,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

then, in any such event, the entire unpaid principal amount of this Note outstanding together with accrued interest thereon shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note. If the Note is not paid in full upon acceleration, as required above, interest shall accrue on the outstanding principal of and interest on this Note from the date of the Event of Default up to and including the date of payment at a rate equal to the lesser of 18% per annum or the maximum interest rate permitted by applicable law, and shall be payable monthly.

              (b) Non-Waiver and Other Remedies. No course of dealing or delay on the part of the Holder in exercising any right hereunder shall operate as a waiver or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         2. Principal Obligation: Covenants. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, at the rates, and in the currency herein prescribed.

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         2.1  Affirmative Covenants.  The Company hereby covenants and agrees that, while this Note is outstanding, it shall:

              (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy which is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principals; and

              (b)  Do all things necessary to preserve its corporate existence.

         2.2 Negative Covenants. The Company hereby covenants and agrees that while this Note is outstanding it will not directly or indirectly:

              (a) guaranty or otherwise in any way become or be responsible for indebtedness for borrowed money or obligations of any of its officers, directors or principal stockholders or any of their affiliates, contingently or otherwise;

              (b) sell, transfer or dispose of, any of its assets other than in the ordinary course of its business and for fair value;

              (c) fail to comply with any statute, law, ordinance, order, judgment, decree, injunction, rule, regulation, permit, license, authorization or requirement ("Requirement(s)") of any governmental body, department, commission, board, company or association insuring the Company or its property, court, authority, official, or officer, which are or may be applicable to the Company or its properties and of which the Company has knowledge; except wherein the failure to comply would not have a material adverse effect on the Company or its property; provided that nothing contained herein shall prevent the Company from contesting the validity or the application of any Requirement; or

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         3.   Prepayment.

         3.1 Public Offering. This Note shall be paid in full with accrued or unpaid interest but without premium, in the event, and on the date (the "Effective Date"), that the Company successfully consummates an initial public offering of securities of the Company including, but not limited to, the initial public offering contemplated by the Letter of Intent dated as of May 30, 1996 between Millenium Securities Corp. and the Company.

         3.2  Change of Control.

              (a) Upon the occurrence of any of the following events (herein called a "Change of Control"):

                   (i) any  sale,  lease,  exchange  or other  transfer  (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its Subsidiaries to any person or related group of persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any affiliates thereof (whether or not otherwise in compliance with the provisions of this Note);

                   (ii) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of this Note); or

                   (iii) the acquisition in one or more transactions of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by (y) any person or entity or (z) any Group, in either case, of any Capital Stock of the Company such that, as a result of such acquisition, such person, entity or Group beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, at least 50% of the Company's then outstanding voting capital stock entitled to vote on a regular basis for a majority of the Board of Directors;

each Holder shall have the right, at such Holder's option, to require the Company to immediately repurchase such Holder's Notes at a purchase price in cash equal to the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the terms contemplated in paragraph (b) below.

     (b) Within 10 Business Days following any Change of Control, the Company shall mail a notice (a "Change of Control Offer") to each Holder, stating:

                   (i) that a Change of Control has occurred and that such Holder has the right, at such Holder's option, to require the Company to repurchase such Holder's Notes at the applicable purchase price in cash as determined above;

                   (ii) the circumstances and relevant facts regarding such Change of Control (including, but not limited to, information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control and whether the transaction giving rise to such Change of Control was approved by a majority of the Board of Directors);

                   (iii) the purchase date (which shall be no earlier than 10 days nor later than 20 days from the date such notice is mailed); and

                   (iv) the instructions determined by the Company, consistent with this Section 3.2, that a Holder must follow in order to have Notes repurchased.

         3.3 Voluntary Prepayment. This Note may be called and prepaid by the Company at any time in whole or in part from time to time at par, without premium or penalty. Interest shall accrue to and including the date on which prepayment is made.

         4. Required Consent. The Company may not modify any of the terms of this Note without the prior written consent of the Holder.

         5. Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

         6.   Miscellaneous.

              (a) Benefit. This Note shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns (but with respect to an assignee, only an assignee to whom this Note has been assigned in accordance with the provisions of Section 7(f) hereof).

              (b) Notices and Addresses. All notices, offers, acceptance and any other acts under this Note (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         Holder:        To his address on page 1 of this Note

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         The Company:   Mike's Original, Inc.
                        131 Jericho Turnpike
                        Jericho, New York 11753
                        Attention: Mr. Michael Rosen
                        Fax: (516) 334-8500

    In either case
    with  copies
    to:                 Millenium Securities Corp.
                        110 E. 59th Street, 6th Floor
                        New York, NY 10022
                        Attention: Mr. Richard E. Sitomer
                        Fax: (212) 909-0528

                              and

                        Blau, Kramer, Wactlar & Lieberman, P.C.
                        100 Jericho Quadrangle, Suite 225
                        Jericho, New York 11753
                        Attention: David H. Lieberman, Esq.
                        Fax: (516) 822-4824

                             and

                        Beckman & Millman, P. C.
                        116 John Street, Suite 1313
                        New York, New York 10038
                        Attn: Michael Beckman, Esq.
                        Fax:  (212) 732-1443


or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation-receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person, by Federal Express or similar receipted delivery, by facsimile or by mailing.

              (c) Governing Law. This Note and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed and interpreted according to the laws of the State of New York, without regard to its conflicts of law principles.

              (d) Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Note.

              (e) Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of this Note.

              (f) Restriction on Transfer. This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities law and may not be pledged, sold, assigned or transferred until (i) a registration statement with respect thereto is effective under the Act and any applicable state securities law or (ii) the Company receives an opinion of counsel to the Company or other counsel to the Holder of such Note which other counsel is reasonably satisfactory to the Company that such Note may be pledged, sold, assigned or transferred without an effective registration statement under the Act or applicable state securities laws.

              (g)  Payment of Costs of Collection.  The Company agrees to pay
all  costs  of  collection,  when  incurred,   including,   without  limitation,
reasonable attorneys' fees and court costs.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                MIKE'S ORIGINAL, INC.


                                By:__________________________________
                                   Michael Rosen, Chairman of the Board,
                                   Chief Executive Officer